KRAMER LEVIN NAFTALIS & FRANKEL LLP
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                                                       WRITER'S DIRECT NUMBER

                                                           (212) 715-7669

                                November 24, 1998





The Ramirez Trust
61 Broadway
New York, NY 10006



               Re:  The Ramirez Trust
                    Registration Statement on Form N-1A
                    File No.333-59083; ICA No. 811-8877
                    -----------------------------------

Dear Gentlemen::

         We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.

                                            Very truly yours,